UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APOLLO RESIDENTIAL MORTGAGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 18, 2015

APOLLO RESIDENTIAL MORTGAGE, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 22, 2015
Date: June 18, 2015 **Time:** 9:00 AM EDT
Location: Offices of
Clifford Chance US LLP
31 West 52nd St.
New York, New York 10019

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000245957_1 R1.0.0.51160

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000245957_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2015 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000245957_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Mark C. Biderman 02 Thomas D. Christopoul 03 Michael A. Commaroto 04 James E. Galowski 05 Frederick N. Khedouri 06 Frederick J. Kleisner 07 Hope S. Taitz The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the appointment of Deloitte & Touche LLP as Apollo Residential Mortgage, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015. 3 Approval, on an advisory basis, of the compensation of Apollo Residential Mortgage, Inc.’s named executive officers, as described in the 2015 Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000 0000 0000 0000

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000245957_4 R1.0.0.51160

To the Stockholders of APOLLO RESIDENTIAL MORTGAGE, INC. Notice is hereby given that the Annual Meeting of Stockholders of Apollo Residential Mortgage, Inc. will be held on June 18, 2015 at 9:00 a.m. Eastern Daylight Time at the Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 for the following purposes: 1. Election of Directors. (01) Mark C. Biderman (02) Thomas D. Christopoul (03) Michael A. Commaroto (04) James E. Galowski (05) Frederick N. Khedouri (06) Frederick J. Kleisner (07) Hope S. Taitz 2. Ratification of the appointment of Deloitte & Touche LLP as Apollo Residential Mortgage, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. Approval, on an advisory basis, of the compensation of Apollo Residential Mortgage, Inc.’s named executive officers, as described in the 2015 Proxy Statement. Transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. The Board of Directors recommends a vote “FOR” all the nominees listed under Proposal 1 and “FOR” Proposals 2 and 3. INTERNET TELEPHONE E-MAIL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/apolloresidentialmortgage/2015/ Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. APOLLO RESIDENTIAL MORTGAGE, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 18, 2015 Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at www.viewproxy.com/apolloresidentialmortgage/2015 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 10, 2015 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

APOLLO RESIDENTIAL MORTGAGE, INC. Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 The following proxy materials are available to you for review at: www.viewproxy.com/apolloresidentialmortgage/2015/ Proxy Statement 2014 Annual Report to Stockholders ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/apolloresidentialmortgage/2015/ or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.